UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023
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STERLING CHECK CORP.
(Exact name of registrant as specified in its charter)
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Delaware	1-40829		37-1784336
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
6150 Oak Tree Boulevard, Suite 490	Independence	Ohio	44131
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: 1 (800) 853-3228

1 State Street Plaza, 24th Floor New York, New York 10004
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth below under heading “Appointment of New Director” in Item 5.07 of this report is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2023, Sterling Check Corp. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”).

A summary of the proposals voted upon by the stockholders and the final voting results for each such proposal are set forth below.

Proposal 1 - To Elect Two Nominees for Director

The Company’s stockholders elected each of the following two nominees as directors to serve for terms of three years until the Company’s 2026 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, or until the earlier of the director’s death, resignation, retirement, disqualification or removal. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Mohit Kapoor	75,530,943	4,179,514	7,727,643
Bertrand Villon	78,344,634	1,365,823	7,727,643

Proposal 2 - To Ratify the Appointment of PricewaterhouseCoopers LLP (“PwC”)

The Company’s stockholders ratified the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Against	Votes Abstained

87,304,618	128,132	5,350

Appointment of New Director

On June 1, 2023, Bertrand Villon was appointed as a Class II director to serve for a three year term until the Company’s 2026 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until the earlier of his death, resignation, retirement, disqualification or removal. Mr. Villon has not been appointed to any committees of the Board. Mr. Villon has no arrangements or understandings with any other person pursuant to which he was selected as a director.

The Board of Directors determined that Mr. Villon is not independent due to his affiliation with Caisse dépôt et placement du Québec (“CDPQ”), which owns an equity interest in the Company indirectly through a limited partnership controlled by certain affiliates of The Goldman Sachs Group, Inc. (“Goldman Sachs” and, together with CDPQ, the “Sponsor”). The Sponsor owns of a majority of the Company’s common stock. In accordance with the Company’s Director Compensation Policy, as an employee of CDPQ Mr. Villon will not receive any compensation for serving as a director of the Board. Mr. Villon has no direct or indirect material interest in any transactions that would require disclosure under item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CHECK CORP.
June 2, 2023	By:	/s/ Steven Barnett
	Name:	Steven Barnett
	Title:	Executive Vice President, Secretary and
Chief Legal & Risk Officer